RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
Disclosure Of Risk Management [Abstract]
Disclosure Of Risk Management [Text Block]
NOTE 31. RISK MANAGEMENT

The Bank’s comprehensive risk management is developed in compliance with current regulations and internal standards as defined by the Board of Directors, in relation to market, credit/ counterparty, liquidity and operational risk.

The Board of Directors reviews and approves the resources, structure and processes of the Bank associated with risk management, and the development of its supervisory functions has the support of the Risk Committee in charge of the approval, monitoring and control of policies, methodologies, tools, guidelines and strategies for the identification, measurement, control and mitigation of risks.

The Risk Corporate Vicepresidency professionals manage the different risks inherent to the activities undertaken in the fulfillment of their responsibilities.

31.1 Credit risk

Credit risk

Credit risk is the risk of an economic loss to the Bank due to a non-fulfillment of financial obligations by a customer or counterparty, and arises principally from the decline on borrower´s creditworthiness or changes in the business climate.

The information below contains the maximum exposure to credit risk:

December 31, 2017

	Maximum exposure	Collateral	Net exposure
	In millions of COP
Loans and Advances	160,468,094	(71,122,738)	89,345,356
Commercial	88,997,241	(42,593,800)	46,403,441
Consumer	27,646,114	(5,915,201)	21,730,913
Mortgage	20,512,208	(18,991,957)	1,520,251
Small Business Loans	1,063,580	(652,227)	411,353
Financial Leases	22,248,951	(2,969,553)	19,279,398
Off-Balance Sheet Exposures	22,360,075	-	22,360,075
Financial Guarantees	6,701,643	-	6,701,643
Loan Commitments	15,658,432	-	15,658,432
Other Financial Instruments (1)	16,837,677	(2,867,247)	13,970,430
Debt Securities	14,859,423	(2,741,345)	12,118,078
Derivatives	457,940	(125,902)	332,038
Equity Securities(2)	1,520,314	-	1,520,314
Total	199,665,846	(73,989,985)	125,675,861

December 31, 2016

	Maximum exposure	Collateral	Net exposure
	In millions of COP
Loans and Financial Leases	151,747,486	(68,627,160)	83,120,326
Commercial	86,259,708	(28,801,285)	57,458,423
Consumer	23,925,279	(5,917,791)	18,007,488
Mortgage	19,155,852	(18,193,999)	961,853
Small Business Loans	1,062,724	(296,816)	765,908
Financial Leases	21,343,923	(15,417,269)	5,926,654
Off-Balance Sheet Exposures	15,499,545	-	15,499,545
Financial Guarantees	6,344,004	-	6,344,004
Loan Commitments	9,155,541	-	9,155,541
Other Financial Instruments (1)	13,900,216	(1,384,764)	12,515,452
Debt Securities	11,705,563	(1,137,457)	10,568,106
Derivatives	779,829	(247,307)	532,522
Equity Securities	1,414,824	-	1,414,824
Total	181,147,247	(70,011,924)	111,135,323

(1)	Collateral Held (-) and Collateral Pledged (+).
(2)	Includes investments classified as “assets held for sale”. See Note 12 Assets held for sale and inventories, net.

Maximum exposure to credit risk of the loans and advances refers to the carrying amount at the end of the period. It does not take into account any collateral received or any other credit risk mitigates.

Maximum exposure to credit risk of financial guarantees corresponds to the total amount guaranteed at the end of the period. This amount represents the worst case scenario and does not reflect the expected results.

Maximum exposure to derivatives refers to the fair value at the end of the period, without considering any guarantee received or any other credit risk mitigates.

Maximum exposure to credit risk of debt securities and equity securities refers to the carrying amount at the end of the period without considering any guarantee received.

a.	Credit Risk Management - Loans and Advances

Risk management during the credit life cycle is developed through the fulfillment of the policies, procedures and methodologies stipulated in the Credit Risk Administration System, in accordance with the strategy approved by the Board of Directors for monitoring and controlling credit risk.

The Credit Risk Administration System also contains the general criteria to evaluate, classify, measure and mitigate credit risk. In addition, the credit risk department has developed methodologies and manuals that specify the policies and procedures for different products and segments managed by the Bank.

To maintain credit quality and manage the risk arising from its lending activities, the Bank has established general loan policies, including the following:

•
Credit exposure limits: It contains guidelines with regards to the establishment of credit exposure limits. It is set in fulfillment of legal requirements and according to Bancolombia internal guidelines.

•
Origination policies: These policies aim to acquire ample and sufficient knowledge of the characteristics of potential borrowers and to select them properly. The riskiness of the borrowers is determined using credit rating models. These models use information such the character, reputation and credit history of the borrower, the type of business the borrower engages in, the borrower’s ability to repay the loan, and information received from the credit risk bureaus. The credit risk rating system is also used in determining the allowance for loans and advances and lease losses.

Loan applications, depending on their amount, are presented for approval at the level of management authority required.

•
Collaterals policies: For the purpose of mitigating risk associated with non-fulfillment of obligations agreed upon by the borrower, the Bank has established policies for the valuation of collateral received as well as for the determination of the maximum loan amount that can be granted against the value of the collateral.

•
Allowance policies: the objective of this policy is to fulfil legal requirements and the Bank’s business policies. In addition, this policy is meant to provide the guidelines to perform client’s status analysis and take the necessary actions in order to mitigate credit risk the Bank is exposed to.

•
Monitoring policies: Contains various monitoring procedures, portfolio reports and policies for the purpose of overseeing, in an adequate and timely manner, the evolution of credit risk. These procedures include a continuous process of classification and reassessment of credit operations and they maintain consistency with the policies implemented for granting loans.

•
Portfolio recovery policies: Through the definition of these policies, the organization aims to establish those mechanisms that allow it to anticipate the action to be taken in the event of possible delays and minimize the impact resulting from non-fulfillment of payment or delays by the borrower. Additionally, the aspects established in this policy delimit what the organization has defined as collection management and that make it possible to obtain information to improve the origination policies and the allowances for loans and advances and lease losses models.

Management of credit risk is carried out in all of the credit life cycle. These processes are defined in the following way:

•	Origination: Knowing the borrower, payment capacity analysis, payment behavior and credit approval and structure.

•	Monitoring: Knowing the borrower’s situation during the life of the credit.

•	Recovery: Collection management during the different stages of the same credit.

In order to withstand the credit origination processes, the Bank develops scoring and rating models based on statistical information or criteria from experts, which differentiate the risk levels of potential borrowers in order to support the decision making process.

The Risk Corporate Vice Presidency is in charge of defining and documenting the specific characteristics of the models being utilized, as well as the parameters, variables to use in each case and the cut-off points that are applied per situation in the process of issuing credit. On an annual basis at the minimum, the Risk Corporate Vice Presidency must perform backtesting[1] of the scoring and rating models used in the granting process in order to evaluate their effectiveness. Additionally, on a periodically basis, the entire credit portfolio will be rated taking into account the established internal models for the purpose of evaluating the credit risk of each borrower and constitute the required allowance for loans and advances and lease losses.

In addition to the evaluation and qualification of the portfolio, the monthly allowance for loans and advances and lease losses serves to measure the present condition of the portfolio, the methodologies used for its calculation serve as a tool to evaluate risk, be it in a collective or individual manner. Collective evaluation of the portfolio applies the following parameters for measuring risk: probability of default (PD), loss given default (LGD) and exposure at default (EAD).

The individual risk analysis is applied to impaired borrowers with significant loan carrying amount larger than COP 5.000 million (USD 1.5 million for foreign subsidiaries); the evaluation relies on the borrower’s projected cash flows. The basic projection assumptions are based on a qualitative analysis and are supported by the AEC[2] committee information and takes account the consultation with the Commercial Managers. In the case where the loan is considered collateral-dependent, an allowance for loans and advances and lease losses is provided when the fair value of collateral is lower than the book value.

Annual backtesting must be performed on the allowances for loans and advances and lease losses models for the purpose of maintaining suitable hedge levels in accordance with the Bank’s risk appetite.
The Bank is continuously monitoring the concentration of the risk groups, as well as carrying out a daily control of the exposure to different economic groups, evaluating the legal limits of indebtedness in order to fulfill the norms established about the concentration limits.

The Bank performs international references determined by the rankings of external risks that allow the analysis of concentration levels in different geographic areas. On the other hand, at the legal level, the Bank is governed by the concepts and methodologies established by the external norms regarding the construction, administration and control of the concentration of economic groups.

The following classifications are established for the analysis of concentration:

•	By country: based on the country that the loans were originated.

•	By sector: done according to the sectorial sub-segmentation defined by the Bank based mainly on the code CIIU[3].

•	By categories: refers to the portfolio categories of each agreement (commercial, financial leases, consumer loans, small business loans and mortgages).

•	By economic group: according to the characteristics of economic groups as established by regulations.

•	By maturity: consistent with the remaining term to loan maturity.

•	By past due days: this concentration evaluates loans that are more than one month overdue.
[1]	Statistical procedures used to validate the quality and accuracy of a model, through the comparison of actual results and risk measures generated by the models.
[2]
AEC: “Administración Especial de Clientes”. It’s a committee that meets periodically to identify current situations or anticipate future situations that might generate a possible deterioration in the client’s.

[3]	CIIU: International Standard Industrial Classification of All Economic Activities.

b.	Credit Quality Analysis - Loans and Financial Leases

Rating System for Credit Risk Management

Its principal aim is to determine the risk profile of the borrower, which is obtained through a rating.

The rating for corporate loans is assigned principally based on the analysis of the interrelation of both qualitative and quantitative elements that can affect the fulfillment of the financial commitments acquired by a borrower. They take information on the financial statements, profit and loss statement, historical payment behavior both with the Bank and with other entities, and qualitative information on variables that are not explicit in the financial statements. The rating model is applied at the origination of the loan and is updated by a central qualification office to undertake a periodical evaluation of the loan portfolio, during the months of May and November each year.

In the case of a retail customer, granting and behavior scoring models are used in order to identify the level of risk associated with the borrower. These models include information as personal details, financial information, historical behavior, the total number of credit products and external information from credit bureaus.

As the subsidiaries have their own internal rating models, for purposes of assessing the consolidated credit risk in a homogeneous bases, the Bank has established the following categories of risk in order to classify borrowers according to their payment behavior:

Category	Description
A- Normal Risk
Loans and advances in this category are appropriately serviced. The borrower’s financial statements or its projected cash flows, as well as all other credit information available to the Bank, reflect adequate paying capacity.

B- Acceptable Risk
Loans and advances in this category are acceptably serviced and guaranty protected, but there are weaknesses in the payment capacity of the borrower which may potentially affect, on a temporary or permanent basis, the borrower’s ability to pay or its projected cash flows, to the extent that, if not timely corrected, would affect the normal servicing of the loans and advances.

C- Appreciable Risk	Loans and advances in this category represent insufficiencies in the borrower’s paying capacity or in the projected cash flow, which may compromise the normal servicing of the loans and advances.
D- Significant Risk	Loans and advances in this category have the same deficiencies as loans in category C, but to a larger extent; consequently, the probability of collection is highly doubtful.
E- Unrecoverable	Loans and advances in this category are deemed uncollectible.

Description of Loans and Financial Leases

In order to evaluate and manage credit risk, the credits and financial leasing operations have been classified as:

•	Commercial and Financial Leases:

Loans granted to individuals or companies in order to carry out organized economic activities and are not classified as small business loans.

The borrower of this portfolio is mainly made up of companies, segmented in homogenous groups that are constituted according to size, annual sales or main activity. The following variables are part of this classification:

Segment	Incomes/Sales
Business	Companies with annual sales > = COP 20,000 M and < COP 45,000 M except for Banco Agrícola, which places borrowers with annual sales >= USD 1M and < USD 25 M and their main activity is in El Salvador.
Business Construction
Constructors who dedicate themselves professionally to the construction of buildings to be sold as their main activity, with annual sales >= COP 20,000 M and <= COP 45,000 M or with more than three projects.

Corporate Construction	Constructors who dedicate themselves to the construction of buildings to be sold as their main activity, with annual sales > COP 45,000 M or more than five projects
Corporate
Companies with annual sales >= COP 45,000 M., Banistmo places borrowers with annual sales >to USD 10 M in this classification and Banco Agrícola places borrowers with annual sales >= USD 25 M and their main activity is in El Salvador.

Institutional Financing	Financial sector institutions.
Government	Municipalities, districts, departments with their respective decentralized organizations and entities at the national level.
SME	Annual sales < COP 20,000 M, with a classification between small, medium, large and plus except for Banistmo which place companies that do not surpass USD 10 M in annual sales in this classification.

•	Consumer:

Loans and advances, regardless of amount, granted to individuals for the purchase of consumer goods or to pay for non-commercial or business services.

These loans are classified as follows:

Classification
Vehicles	Credits granted for the acquisition of vehicles. The vehicle financed is used as collateral for the loan.
Credit cards	Rolling credit limits for the acquisition of consumer goods, utilized by means of a plastic card.
Payroll loans	It is a credit line attached to an authorized individual payroll amount.
Others loans	Loans granted for the acquisition of consumer goods other than vehicles and Payroll loans Credit cards are not included in this segment.

The counterparty of this portfolio is mainly made up of individuals, segmented in homogenous groups, which are formed according to their size, which is calculated by their monthly income.

•	Mortgage:

These are loans, regardless of amount, granted to individuals for the purchase of a new or used house, commercial real estate or to build a home. These loans include loans denominated in local units or local currency that are guaranteed by a senior mortgage on the property and that are financed with a total repayment term of 5 to 30 years.

The counterparty of the mortgage loan is mainly made up of individuals segmented in homogenous groups, which are formed according to their size, which is calculated by their monthly income.

•	Small Business Loans:

These are issued for the purpose of encouraging the activities of small business and most comply with the segmentation conditions.

The borrower of this portfolio is mainly made up of individuals, segmented in homogenous groups, which are formed according to their commercial size, which is calculated by their monthly income.

Analysis of the behavior and impairment of the loan portfolio and financial lease operations

As of December 31, 2017, bank’s total loan portfolio shows a moderate growth, explained mainly by Bancolombia and Banistmo. The disbursements presented an increase of 13.00% compared to the previous year, equivalent to an increase of 5.75% of the portfolio valued in pesos. The events that are worth to highlight in 2017 were: lower macroeconomic dynamics in Colombia and Panamá, in addition to credit impairments in Colombian sectors as natural resources, infrastructure, massive transport systems and the SME segment, triggering a direct impact on the portfolio, evidenced in all credit lines. The previous described events led to an increase in the 30-day past due loan ratio (consolidated), from 3.31% in 2016 to 4.49% for 2017.

•
Commercial loans and finance lease amounted to COP 111,250 billion, which represented an increase of 3.39% with respect to 2016. Its 30-day past due loan ratio was 3.39%, explained mainly by credit impairments of certain corporate clients with significant credit exposure, in addition to the generalized credit deterioration of the SME segment in Colombia.

•	Consumer loans stood at COP 27,650 billion, which represented an increase of 15.55% with respect to 2016. Its 30-day past due loan ratio was 5.88%.

•	Mortgage loans came to COP 20,510 billion, which represented an increase of 7.08% with respect to 2016. Its 30-day past due loan ratio was 7.92%.

•	Microcredit portfolio ended at COP 1,060 billion, which represented an increase of 0.08% with respect to 2016. Its 30-day past due loan ratio was 12.86%.

•
In order to monitor credit risk associated with clients, Grupo Bancolombia has established regular meetings conducted by a committee to identify events that can lead to a reduction in borrowers’ ability to pay. Generally, clients with good credit behavior could be included in the watch list in case of detecting any event that can lead to future financial difficulties to repay their loans; for instance, internal factors as the economic activity, financial weakness, impacts of macroeconomic conditions, changes in corporate governance and other situations that could affect clients’ business. The amount and allowance of clients included in the described watch list, as of December 31, 2016 and 2017 is shown below.

During 2017, risk level 4 was created for nonperforming clients without any financial, operational or commercial viability, where the objective is to obtain the highest possible portfolio recovery by judicial means, in order to reduce or end the commercial relationship given their inability to pay.

Watch List December 31 2017
Million COP
Risk Level	Amount	%	Allowance
Level 1 - Low Risk	4,938,711	2.00%	114,361
Level 2 - Medium Risk	1,641,169	5.00%	81,796
Level 3 - High Risk	3,806,554	33.00%	1,264,077
Level 4 - High Risk	1,509,014	76.00%	1,150,212
Total	11,895,448	22.00%	2,610,447

Watch List December 31 2016
Million COP
Risk Level	Amount	%	Allowance
Level 1 – Low Risk	3,738,353	3.00%	124,139
Level 2 – Medium Risk	1,623,733	3.00%	46,627
Level 3 and 4 – High Risk	4,461,571	30.00%	1,316,480
Total	9,823,657	15.00%	1,487,246

Loans and Financial Leases Collateral

The Bank obtains collateral for loans and leases in order to mitigate credit risk by foreclosing the collateral when the borrower cannot fully repaid the loan or lease. Collateral is considered in the determination of the allowance for loans and advances and lease losses when it complies with the following conditions:

•	Their fair value is enough to cover the exposure of the obligation and was established according to technical and objective criteria.

•	The entity is granted a preference or an improved right to obtain the payment of the obligation, becoming an effective collateral.

•	Its performance is reasonably possible.

•	They are a payment source that sufficiently attends to the credit as per the requirement of the Bank.

•	When the borrower is a government entity, the collateral has to have a pledge certificate issued by the appropriate authority.

The Bank has defined the criteria for the collateral enforceability, which are established according to the classification of loan portfolio. Besides, the Bank has set guidelines to value collaterals and the frequency of such valuations, as well as those guidelines related to the legalization, registry and maintenance of the collateral. Likewise, the Bank has defined the criteria for insurability, custody and the necessary procedures for their cancellation.

The update of the fair value of mortgages and vehicles collaterals for the loan portfolio is made between one and three years of agreement with the policy. The methodology used to estimate the fair value of the properties is applied by external and independent entities. Updating the fair value of the vehicles is done through guides and valid values commonly used as reference to set the value of a vehicle. The fair value of real state and vehicles are classified in levels 2 and 3 depending on the observability and significance of the inputs used in the valuation techniques according to the hierarchy established by IFRS 13.

The following table shows loans and financial leases, classified in commercial, consumer, mortgage, financial leases and small business loans, and disaggregated by type of collateral:

December 31, 2017
Amount Covered by Collateral
In Millions of COP
Nature of the Collateral	Commercial	Consumer	Mortgage	Financial Leasing	Small Business	Total
Real Estate and Residential	19,529,154	1,572,455	18,959,433	-	273,248	40,334,290
Goods Given in Real Estate Leasing	7,725,197	-	-	2,392,075	-	10,117,272
Goods Given in Leasing Other Than Real Estate	5,124,246	112,724	-	577,447	-	5,814,417
Stand by Letters of Credit	455,793	-	-	-	-	455,793
Security Deposits	779,008	300,730	-	-	56,588	1,136,326
Guarantee Fund	2,583,354	147	-	-	301,045	2,884,546
Sovereign of the Nation	12,710	-	-	-	-	12,710
Collection Rights	3,220,882	41,597	-	-	1,119	3,263,598
Other Collateral (Pledges)	3,163,456	3,887,548	32,524	31	20,227	7,103,786
Without Guarantee (Uncovered Balance)	46,403,441	21,730,913	1,520,251	19,279,398	411,353	89,345,356
Total loans and financial leases	88,997,241	27,646,114	20,512,208	22,248,951	1,063,580	160,468,094

December 31, 2016
Amount Covered by Collateral
In Millions of COP
Nature of the Collateral	Commercial	Consumer	Mortgage	Financial Leasing	Small Business	Total
Real Estate and Residential	18,359,267	1,493,231	17,862,248	-	215,889	37,930,635
Goods Given in Real Estate Leasing	-	-	-	9,231,286	-	9,231,286
Goods Given in Leasing Other Than Real Estate	-	-	-	6,185,983	-	6,185,983
Stand by Letters of Credit	206,453	-	-	-	-	206,453
Security Deposits	1,015,605	280,543	-	-	59,029	1,355,177
Guarantee Fund	2,542,666	53	308,532	-	348	2,851,599
Sovereign of the Nation	25,421	-	-	-	-	25,421
Collection Rights	2,896,981	35,816	-	-	1,230	2,934,027
Other Collateral (Pledges)	3,754,892	4,108,148	23,219	-	20,320	7,906,579
Without Guarantee (Uncovered Balance)	57,458,423	18,007,488	961,853	5,926,654	765,908	83,120,326
Total loans and financial leases	86,259,708	23,925,279	19,155,852	21,343,923	1,062,724	151,747,486

Foreclosed assets and other credit mitigants

Assets received in lieu of payment (foreclosed assets) are recognized on the statement of financial position when current possession of the asset takes place.

Foreclosed assets represented by immovable or movable property are received based on a commercial valuation. Foreclosed assets such as equity securities and other financial assets, are received based on market value.

During 2017 and 2016, foreclosed assets received amounted to COP 331,057 and COP 487,122, respectively.

The Bank classifies foreclosed assets after acknowledgment of the exchange operation according to the intention of use, as follows:

•	Non-current assets held for sale.
•	Other marketable assets.
•	Other non-marketable assets.
•	Financial instruments (investments).
•	Inventories.
•	Premises and equipment.

The enforcement of collaterals classified as non-current assets held for sale are those expected to be sold in the following 12 months. When there are market restrictions that do not allow their realization in less than 12 months and this period is extended, retroactive depreciation must be charged to results and the asset value will be reduced by the depreciation value.

c.	Risk Concentration – Loans and Advances

The analysis of credit risk concentration is done by monitoring the portfolio by groups such as: maturity loan, past due loan, loan categories and loan by sector and risk country, as shown here:

•	Loans concentration by category

The composition of the credit portfolio in commercial, consumer, mortgage, financial leases and small business loans categories are as follows:

Composition	December 31 2017	December 31, 2016
In millions of COP
Commercial	88,997,241	86,259,708
Corporate	58,661,267	55,862,353
SME	17,184,059	16,521,808
Others	13,151,915	13,875,547
Consumer	27,646,114	23,925,279
Credit card	6,255,277	7,784,658
Vehicle	2,915,705	3,058,653
Payroll loans	6,970,783	5,080,660
Others	11,504,349	8,001,308
Mortgage	20,512,208	19,155,852
VIS[1]	5,491,926	5,017,520
Non- VIS	15,020,282	14,138,332
Financial Leases	22,248,951	21,343,923
Small Business Loan	1,063,580	1,062,724
Loans and advances to customers and financial institutions	160,468,094	151,747,486
Allowance for loans and advances and lease losses	(8,223,103)	(6,621,911)
Total net loan and financial leases	152,244,991	145,125,575

[1] VIS: Social Interest Homes, corresponds to mortgage loans granted by the financial institutions of amounts less than 135 SMMLV.

•	Concentration of loan by maturity

The following table shows the ranges of maturity, understood as the remaining term for the completion of the contract of loans and financial leases:

December 31, 2017
Maturity	Less Than 1 Year	Between 1 and 3 Years	Between 3 and 5 Years	Greater Than 5 Years	Total
In millions of COP
Commercial	26,641,770	19,583,956	13,561,261	29,210,254	88,997,241
Corporate	17,054,923	11,588,101	8,533,725	21,484,518	58,661,267
SME	5,568,251	5,684,612	2,973,761	2,957,435	17,184,059
Others	4,018,596	2,311,243	2,053,775	4,768,301	13,151,915
Consumer	1,393,022	4,826,773	12,035,699	9,390,620	27,646,114
Credit card	761,294	1,104,571	2,384,220	2,005,192	6,255,277
Vehicle	67,118	718,610	1,499,980	629,997	2,915,705
Payroll loans	52,087	692,079	1,325,911	4,900,706	6,970,783
Others	512,523	2,311,513	6,825,588	1,854,725	11,504,349
Mortgage	50,102	148,851	389,456	19,923,799	20,512,208
VIS	12,238	40,182	93,917	5,345,589	5,491,926
Non-VIS	37,864	108,669	295,539	14,578,210	15,020,282
Financial Leases	3,101,344	2,698,394	3,546,370	12,902,843	22,248,951
Small business loans	232,596	479,646	182,893	168,445	1,063,580
Total gross loans and financial leases	31,418,834	27,737,620	29,715,679	71,595,961	160,468,094

December 31, 2016
Maturity	Less Than 1 Year	Between 1 and 3 Years	Between 3 and 5 Years	Greater Than 5 Years	Total
In millions of COP
Commercial	18,011,992	22,458,578	13,494,101	32,295,037	86,259,708
Corporate	9,679,076	14,032,332	8,385,002	23,765,943	55,862,353
SME	4,549,984	5,711,371	3,145,824	3,114,629	16,521,808
Others	3,782,932	2,714,875	1,963,275	5,414,465	13,875,547
Consumer	692,986	4,873,973	9,713,953	8,644,367	23,925,279
Credit card	189,648	1,465,599	2,363,351	3,766,060	7,784,658
Vehicle	68,174	644,217	1,516,701	829,561	3,058,653
Payroll loans	46,849	589,925	1,314,077	3,129,809	5,080,660
Others	388,315	2,174,232	4,519,824	918,937	8,001,308
Mortgage	37,068	130,429	309,167	18,679,188	19,155,852
VIS	11,151	45,615	81,807	4,878,947	5,017,520
Non-VIS	25,917	84,814	227,360	13,800,241	14,138,332
Financial Leases	3,389,108	2,719,026	3,168,629	12,067,160	21,343,923
Small business loans	128,025	604,831	161,559	168,309	1,062,724
Total gross loans and financial leases	22,259,179	30,786,837	26,847,409	71,854,061	151,747,486

•	Concentration by past due days

The following shows the loans according to past due days. A loan is considered past due if it is more than one month overdue (i.e. 31 days):

December 31, 2017
Past-due
Period	0 - 30 Days	31 - 90 Days	91 - 120 Days	121 - 360 Days	More Than 360 Days	Total
	In millions of COP
Commercial	85,747,936	570,412	130,613	1,573,899	974,381	88,997,241
Consumer	25,942,380	764,098	236,509	584,789	118,338	27,646,114
Mortgage	18,751,121	752,336	140,188	396,227	472,336	20,512,208
Financial Leases	21,480,161	215,685	61,700	238,030	253,375	22,248,951
Small Business Loan	916,298	39,178	12,753	70,977	24,374	1,063,580
Total	152,837,896	2,341,709	581,763	2,863,922	1,842,804	160,468,094

December 31, 2016
Past-due
Period	0 - 30 Days	31 - 90 Days	91 - 120 Days	121 - 360 Days	More Than 360 Days	Total
	In millions of COP
Commercial	84,353,343	361,110	116,876	857,622	570,757	86,259,708
Consumer	22,624,937	609,278	168,018	443,530	79,516	23,925,279
Mortgage	17,746,163	639,346	132,330	284,214	353,799	19,155,852
Financial Leases	20,695,617	149,214	25,238	160,557	313,297	21,343,923
Small Business Loan	943,393	42,941	11,639	46,382	18,369	1,062,724
Total	146,363,453	1,801,889	454,101	1,792,305	1,335,738	151,747,486

•	Concentration of loans by economic sector

The following is the detail of the credit portfolio by main economic activity of the borrower:

December 31, 2017
Economic sector	Loans and advances
	Local	Foreign	Total
	In millions of COP
Agriculture	3,533,671	2,171,525	5,705,196
Petroleum and Mining Products	909,127	65,991	975,118
Food, Beverages and Tobacco	5,640,910	808,493	6,449,403
Chemical Production	3,341,248	172,763	3,514,011
Government	3,780,686	151,879	3,932,565
Construction	15,464,605	5,164,321	20,628,926
Commerce and Tourism	17,115,018	6,520,546	23,635,564
Transport and Communications	8,307,712	602,962	8,910,674
Public Services	5,180,634	2,472,215	7,652,849
Consumer Services	31,367,376	16,719,168	48,086,544
Commercial Services	16,248,665	3,993,836	20,242,501
Other Industries and Manufactured Products	6,367,961	4,366,782	10,734,743
Total	117,257,613	43,210,481	160,468,094

December 31, 2016
Economic sector	Loans and advances
	Local	Foreign	Total
In millions of COP
Agriculture	3,360,479	2,210,219	5,570,698
Petroleum and Mining Products	1,670,126	96,463	1,766,589
Food, Beverages and Tobacco	4,992,305	556,798	5,549,103
Chemical Production	3,184,196	218,010	3,402,206
Government	3,426,089	204,429	3,630,518
Construction	14,122,163	4,496,434	18,618,597
Commerce and Tourism	15,953,310	6,056,928	22,010,238
Transport and Communications	7,484,105	740,379	8,224,484
Public Services	5,013,469	4,626,201	9,639,670
Consumer Services	28,673,632	13,116,938	41,790,570
Commercial Services	15,186,857	5,753,166	20,940,023
Other Industries and Manufactured Products	6,141,378	4,463,412	10,604,790
Total	109,208,109	42,539,377	151,747,486

•	Credit concentration by country

The table below shows the concentration of the loans and advances by country. Loans are presented based on the country that they were originated:

December 31, 2017
Country	Loans and advances	% Participation	Allowance for loans and advances and lease losses	% Participation
Colombia	112,862,226	70.30%	7,164,085	87.10%
Panama	28,722,853	17.90%	507,181	6.20%
El Salvador	9,120,415	5.70%	358,258	4.40%
Puerto Rico	847,767	0.50%	14,941	0.20%
Guatemala	8,902,627	5.50%	177,895	2.10%
Other countries	12,206	0.10%	743	0.00%
Total	160,468,094	100.00%	8,223,103	100.00%

December 31, 2016
Country	Loans and advances	% Participation	Allowance for loans and advances and lease losses	% Participation
Colombia	102,011,845	67.22%	5,369,122	81.08%
Panama	31,216,172	20.57%	783,883	11.84%
El Salvador	8,879,815	5.85%	345,364	5.22%
Puerto Rico	1,220,689	0.80%	10,218	0.15%
Peru	140,114	0.09%	9,958	0.15%
Guatemala	8,265,518	5.45%	102,772	1.55%
Other countries	13,333	0.02%	594	0.01%
Total	151,747,486	100.00%	6,621,911	100.00%

•	Credit concentration by economic group

As of December 31, 2017 and 2016, concentration of the 20 largest economic groups amounted to COP 19.2 billion and COP 17.3 billion, respectively. This exposure corresponds to all credit active operations of these groups.

d.	Credit quality – Loans and Advances

The following table shows information about current, past due and impaired loans:

December 31 2017
Risk Category	Current loans without impairment	Past due loan without impairment	Current loans that are impaired	Past due and impaired loans	Total
	In millions of COP
A- Normal Risk	139,543,463	224,259	783,333	7,108	140,558,163
B- Acceptable Risk	5,986,958	1,265,787	1,848,716	88,508	9,189,969
C- Appreciable Risk	9,770	715	2,932,948	901,271	3,844,704
D- Significant Risk	-	-	1,167,928	3,289,030	4,456,958
E- Unrecoverable Risk	52	-	564,728	1,853,520	2,418,300
Total	145,540,243	1,490,761	7,297,653	6,139,437	160,468,094

December 31, 2016
Risk Category	Current loans without impairment	Past due loan without impairment	Current loans that are impaired	Past due and impaired loans	Total
	In millions of COP
A- Normal Risk	134,686,374	183,232	1,590,500	11,110	136,471,216
B- Acceptable Risk	4,810,882	861,347	1,574,761	72,370	7,319,360
C- Appreciable Risk	-	-	2,603,480	979,191	3,582,671
D- Significant Risk	1,247	-	696,641	1,801,383	2,499,271
E- Unrecoverable Risk	-	-	532,715	1,342,253	1,874,968
Total	139,498,503	1,044,579	6,998,097	4,206,307	151,747,486

In order to determine the loans and advances impairment the Bank considers the economic conditions and performance of the borrower’s industry, the analysis of payments behavior, events that could negatively affect the borrower’s ability to pay, among others.

Impairment is determined either by a collective or individual evaluation according to the amount and characteristics of the loan.

If the evaluation is collective, the impairment is determined in accordance with the variables PD, LGD and EAD.

All impaired loans with a carrying amount equal or larger than COP 5,000 million are individually assessed (USD 1.5 million for foreign subsidiaries). The allowance for loans and advances and lease losses for significant impaired loans are assessed based on the present value of estimated future cash flows discounted at the original effective interest rate or on the fair value of collateral in the case where the loan is considered collateral-dependent. An allowance for loans and advances and lease losses is provided when discounted future cash flows or the fair value of collateral is lower than the book value.

The table below shows impaired loans and advances according to their type of evaluation:

December 31, 2017
	Individual Evaluation		Collective Evaluation
	Carrying Amount	Allowance	Carrying Amount	Allowance
	In millions of COP
Commercial	4,544,324	2,059,356	3,546,504	1,782,385
Consumer	10,839	10,839	2,337,640	1,403,499
Mortgage	-	-	1,115,785	489,414
Financial Leases	641,228	298,947	1,105,208	202,940
Small Business Loan	-	-	135,562	99,798
Total	5,196,391	2,369,142	8,240,699	3,978,036

December 31, 2016
	Individual Evaluation		Collective Evaluation
	Carrying Amount	Allowance	Carrying Amount	Allowance
	In millions of COP
Commercial	4,547,366	1,767,139	2,245,077	1,121,557
Consumer	4,586	1,153	1,820,092	1,025,668
Mortgage	-	-	1,215,061	474,479
Financial Leases	454,477	265,920	815,043	144,318
Small Business Loan	-	-	102,702	73,594
Total	5,006,429	2,034,212	6,197,975	2,839,616

A one-percent increase or decrease in PD or LGD and in the cash flows for impaired loans represents an increase of approximately COP 88,725 million in the allowance for loans and advances and lease losses or in a recovery of COP 117,661 million respectively (sensitivity analysis doesn’t includes collateral dependent loans). These sensitivity analyses do not represent management’s expectations of a decline in risk ratings or an increase in loss rates, however is provided as a hypothetical scenario to assess the sensitivity of the allowance for loans and advances and lease losses to changes in key inputs. The Bank believes the risk ratings and loss severities currently in use are appropriate and represent management’s expectations about the credit risk inherent in its loan portfolio.

The following table shows the past due loans and advances without impairment:

December 31, 2017
	Current Loan	Past Due Loan
Period	0 - 30 Days	31 – 90 Days	91 – 120 Days	121 – 360 Days	More Than 360 Days	Total
	In millions of COP
Commercial	80,724,673	181,441	135	163	1	80,906,413
Consumer	24,987,248	310,329	57	1	-	25,297,635
Mortgage	18,529,421	654,945	118,175	93,882	-	19,396,423
Financial Leases	20,396,114	106,099	231	-	71	20,502,515
Small Business Loan	902,787	25,231	-	-	-	928,018
Total	145,540,243	1,278,045	118,598	94,046	72	147,031,004

December 31, 2016
	Current Loan	Past Due Loan
Period	0 - 30 Days	31 – 90 Days	91 – 120 Days	121 – 360 Days	More Than 360 Days	Total
	In millions of COP
Commercial	79,287,627	178,350	-	1,287	1	79,467,265
Consumer	21,809,911	290,549	5	133	3	22,100,601
Mortgage	17,485,525	368,574	50,410	36,282	-	17,940,791
Financial Leases	19,880,982	89,573	395	2,557	100,896	20,074,403
Small Business Loan	930,432	29,590	-	-	-	960,022
Total	139,394,477	956,636	50,810	40,259	100,900	140,543,082

e.	Credit Risk Management – Other Financial Instruments:

Each one of the positions that make up the portfolio complies with the policies and limits that seek to diminish credit risk exposure. Those policies are, among others:

•
Term Limits: Each borrower is evaluated by the Credit Committee, in which the result of the authorized model for this type of borrower is reviewed (quantitative and qualitative variables), which allows the Credit Committee to establish the maximum term for which the Bank wishes to have exposure.

•
Credit Limits: Limits approved under the model and with authorization from the Risk Committee, as well as the exposure, are monitored in line or batch, in such a way that the presentation of excesses is mitigated.

•	Counterparty Limits: These limits, derived from the credit limits or from allocation models and are verified by the Front Office prior to the close of operations.

•
Master Agreement: These bilateral agreements describe the handling of operations between the counterparties in accordance with good international practices and that limit the legal and financial risk under the occurrence of events of default (failure to pay or delivery). Mitigation mechanisms, procedures to be carried out in the case of this events of default, special conditions by type of operation and that are applied to OTC derivatives, Repos and other securities financing transactions, are all agreed upon.

•
Margin Agreements: For OTC derivatives operations and other securities financing transactions, agreements that regulate the administration of guarantees, haircuts, adjustment periods, minimum transfer amounts, etc., and that limit risk for a period of time (one day, one week, etc.), are established for counterparties involved in the operation.

•	Counterparty Alerts: There are financial, qualitative and market indicators that allow the Bank to establish damages to the credit quality of an issuer or counterparty.

f.	Credit Quality Analysis - Other Financial Instruments:

In order to evaluate the credit quality of a counterparty or issuer (to determine a risk level or profile), the Bank relies on two rating systems: an external one and an internal one, both of which allow to identify a degree of risk differentiated by segment and country and to apply the policies that have been established for issuers or counterparties with different levels of risk, in order to limit the impact on liquidity and/or the income statement of the Bank.

External credit rating system is divided by the type of rating applied to each instrument or counterparty; in this way the geographic location, the term and the type of instrument allow the assignment of a rating according to the methodology that each examining agency uses.

Internal credit rating system: The “ratings or risk profiles” scale is created with a range of levels that go from low exposure to high exposure (this can be reported in numerical or alphanumerical scales), where the rating model is sustained by the implementation and analysis of qualitative and quantitative variables at sector level, which according to the relative analysis of each variable, determine credit quality; in this way the internal credit rating system aims to establish adequate margin in decision-making regarding the management of financial instruments.

Credit Quality Analysis of the Group

	Debt Securities		Equity		Derivatives[1]
	2017	2016	2017	2016	2017	2016
Maximum Exposure to Credit Risk
Low Risk	12,475,888	9,134,939	780,870	792,323	349,375	765,355
Medium Risk	1,842,454	1,695,848	-	11,111	181	94
High Risk	336,054	647,709	10,939	602	1,679	1,640
Without Rating	205,027	227,067	728,504	610,788	106,705	12,741
Total	14,859,423	11,705,563	1,520,313	1,414,824	457,940	779,830

[1]	For derivatives transactions counterparty risk is disclosed as long as the valuation is positive. Therefore, the value described here differs from the book value.

In accordance with the criteria and considerations specified in the internal rating allocation and external credit rating systems methodologies, the following schemes of relation can be established, according to credit quality given to each one of the qualification scales:

Low Risk: All investment grade positions (from AAA to BBB-), as well as those issuers that according to the information available (financial statements, relevant information, external ratings, CDS, among others.) reflect adequate credit quality.

Medium Risk: All speculative grade positions (from BB+ to BB-), as well as those issuers that according to the available information (Financial statements, relevant information, external qualifications, CDS, among others) reflect weaknesses that could affect their financial situation in the medium term.

High Risk: All positions of speculative grade (from B+ to D), as well as those issuers that according to the information available (Financial statements, relevant information, external qualifications, CDS, among others) reflect a high probability of default of financial obligations or that already have failed to fulfill them.

•	Financial credit quality of other financial instruments that are not in default nor impaired in value

Debt Securities: 100% of the debt securities are not in default.
Equity Securities: The positions do not represent significant risks.
Derivatives: 99.95% of the credit exposure does not present incidences of material default. The remaining percentage corresponds to default events at the end of the period.

•	Maximum exposure level to the credit risk given for:

	Maximum Exposure		Collateral *		Net Exposure
	2017	2016	2017	2016	2017	2016
Maximum Exposure to Credit Risk
Debt Securities	14,859,423	11,705,563	(2,741,345)	(1,137,457)	12,118,078	10,568,106
Derivatives **	457,940	779,829	(125,902)	(247,307)	332,038	532,522
Equity	1,520,313	1,414,824	-	-	1,520,313	1,414,824
Total	16,837,676	13,900,216	(2,867,247)	(1,384,764)	13,970,429	12,515,452

See Notes on this table:

* Collateral Held (-) and Collateral Pledged (+)

** Exposure in Derivatives with base in MTM (only positive values), netting by counterparty is applied
* Debt Securities Book value 100%
* Equity Instruments:
-	Shares:100%
-	Investment funds: Book value 100%

•	Analysis of the maturity of other financial instruments that past due but not impaired

–	Debt Securities: Portfolio does not present past due nor impaired assets.
–	Equity securities: Portfolio does not present impaired assets
–	Derivatives: The past due assets are not material.

•	The information corresponding to the individual evaluation of impairment at the end of the period for other financial instruments, is detailed as follows:

Debt Securities

	Exposure		Impairment		Final Exposure
	2017	2016	2017	2016	2017	2016
Maximum Exposure to Credit Risk
Fair Value	10,701,855	8,538,974	-	-	10,701,855	8,538,974
Amortized Cost	4,158,766	3,166,589	1,198	-	4,157,568	3,166,589
Total	14,860,621	11,705,563	1,198	-	14,859,423	11,705,563

Equity

	Exposure		Impairment		Final Exposure
	2017	2016	2017	2016	2017	2016
Maximum Exposure to Credit Risk
Fair Value through profit or loss	990,788	895,425	-	-	990,788	895,425
Fair Value through OCI	529,525	519,399	-	-	529,525	519,399
Total	1,520,313	1,414,824	-	-	1,520,313	1,414,824

Collateral- other financial instruments:

Level of collateral: Respect to the type of asset or operation, a collateral level is determined according to the policies defined for each product and the market where the operation is carried out.

Assets held as collateral in organized markets: The only assets that can be received as collateral are those defined by the central counterparties, the stock market where the operation is negotiated, those assets that are settled separately in different contracts or documents, which can be managed by each organization and must comply with the investment policies defined by the Bank, taking into account the credit limit for each type of asset or operation received or delivered, which collateral received are the best credit quality and liquidity.

Assets received as bilateral collateral between counterparties: The collateral accepted in international OTC derivative operations is agreed on bilaterally in the Credit Support Annex (CSA)[1] and with fulfillment in cash in dollars and managed by ClearStream. This company acts on behalf of Bancolombia for making international margin calls and providing a better management of the collateral.

Collateral adjustments for margin agreements: The adjustments will be determined by the criteria applied by both the external and internal regulations in effect, and at the same time, mitigation standards are maintained so that the operation fulfills the liquidity and solidity criteria for settlement. Among the main characteristics by product or market, we have:

–
With respect to the derivative operations, these are carried out daily, with threshold levels of zero for the majority of counterparties, which reduces the exposure to a term that does not exceed 10 days, according to Basel.

–
For buy-sell backs, repos and other securities financing transactions, daily monitoring is done in order to establish the need to adjust the collateral in such a way that these are applied in as little time as possible, according to the contracts or market conditions.

[1] A Credit Support Annex (CSA) provides credit protection by setting forth the rules governing the mutual posting of collateral. CSAs are used in documenting collateral arrangements between two parties that trade privately negotiated (over-the-counter) derivative securities. The trade is documented under a standard contract called a master agreement, developed by the International Swaps and Derivatives Association (ISDA).

–
For all international counterparties, margin agreements that limit exposure to the maximum and with a daily adjustment period are celebrated. These margin agreements are celebrated under ISDA (International Swaps and Derivatives Association)[1] and GMRA (Global Master Repurchase Agreement)[2] both for OTC derivatives and securities financing transactions.

–
For every local counterparty, the local framework agreement is signed (agreement developed by the industry) and the mitigating actions to apply in each operation are agreed upon, whether for margin agreements, re-couponing, early termination, among others.

–	For repos, buy-sell backs and other securities financing transactions, these are agreed upon by organized markets that in general implicate complying with haircut or additional collateral rules.

–
The central counterparty carries out daily control and monitoring processes in order to comply with the rules imposed by these organizations in such a way that we are always making daily adjustments at the demanded collateral level.

g.	Concentration of the credit risk - other financial instruments:

According to the regulations, the Bank must control on a daily basis the risk of positions of the Bank’s companies with the same issuer or counterparty stands, below the legal limits.

By the same way, the positions of the Bank are verified respect of the authorized risk levels in each country in order to guarantee the alerts and positions limits, that are considered outside of the Bank risk appetite.

h.	Risk exposure by economic sector and risk country:

	Debt Securities		Equity		Derivatives[3]
	2017	2016	2017	2016	2017	2016
Maximum Exposure to Credit Risk
Sector Concentration
Corporate	3,020,087	2,148,173	1,340,844	1,193,132	95,138	187,171
Financial	1,054,303	979,201	91,904	186,123	317,232	545,990
Government	10,785,033	8,578,189	-	-	-	-
Funds e ETF	-	-	87,565	35,569	45,570	46,668
Total	14,859,423	11,705,563	1,520,313	1,414,824	457,940	779,829
Concentration by Location
North America	710,592	344,173	8,658	-	130,303	294,317
Latam	12,643,832	11,352,383	1,494,750	1,407,845	294,237	369,401
Europe	-	9,007	-	6,979	33,400	55,572
Others (Includes Funds and ETF)	1,504,999	-	16,905	-	-	60,539
Total	14,859,423	11,705,563	1,520,313	1,414,824	457,940	779,829

[1] ISDA: is a trade organization of participants in the market for which has created a standardized contract (the ISDA Master Agreement) to enter into derivatives transactions.
[2] GMRA: It is a model legal agreement designed for parties transacting repos and is published by the International Capital Market Association (ICMA), which is the body representing the  bond and repo markets in Europe.
[3] For derivatives transactions counterparty risk is revealed as long as the valuation is positive. Therefore, the value described here differs from the book value.

At the moment, the Bank’s positions are not in excess of the concentration limit, according to the applicable laws.

31.2 Market risk

Market risk refers to the risk of losses in the Bank’s treasury book due to changes in equity prices, interest rates, foreign-exchange rates and other indicators whose values are set in a public market. It also refers to the probability of unexpected changes in net interest income and equity economic value as a result of a change in market interest rates.

Market risk stems from the following activities at the Bank:

a)
Trading: includes purchase - sale and positioning mainly in fixed income securities, equities, currencies and derivatives, as well as the financial services provided to customers, such as brokerage. Trading instruments are recorded in the treasury book and are managed by the Treasury Division which is also responsible for the aggregated management of exchange rate exposures arising from the banking book and treasury book.

b)
Balance sheet management: refers to the assets and liabilities management, due to mismatches in maturities and repricing of them. The Assets Liability Management Division is responsible for the balance sheet management, preserving the stability of the financial margin and the equity economic value, maintaining adequate levels of liquidity and solvency. Non-trading instruments are recorded in the Bank’s banking book (the “Banking Book”), which includes primarily loans, time deposits, checking accounts and savings accounts.

In the Bank, the market risks are identified, measured, monitored, controlled and reported in order to support the decision-taking process for their mitigation, and to create greater shareholder value added.

The guidelines, policies and methodologies for market risks management are approved by the Board of Directors, thus guaranteeing the congruence and consistency in the risk appetite among subsidiaries. Each country has a local Market and Liquidity Risk Management Office that applies at an individual level the principles of the Bank´s Market Risks Management Strategy. The Board of Directors and senior management have formalized the policies, procedures, strategies and rules of action for market risk administration in its “Market Risk Manual”. This manual defines the roles and responsibilities within each subdivision of the Bank and their interaction to ensure adequate market risk administration.

The Bank´s Market and Liquidity Risks Management Office, responsible for monitoring and permanently controlling compliance with the limits established, is set up with clear independence from the trading and businesses units, ensuring enforcement authority. This independent control function is complemented by regular reviews conducted by the Internal Audit.

The Bank’s Market and Liquidity Risks Management Office is responsible for: (a) identifying, measuring, monitoring, analysing and controlling the market risk inherent in the Bank’s businesses: (b) analysing the Bank’s exposure under stress scenarios and confirming compliance with the Bank’s risk management policies: (c) designing the methodologies for valuation of the market value of certain securities and financial instruments: (d) reporting to senior management and the Board of Directors any violation of the Bank’s risk management policies: (e) reporting to the senior management on a daily basis the levels of market risk associated with the trading instruments recorded in its treasury book, and (f) proposing policies to the Board of Directors and to senior management that ensure the maintenance of predetermined risk levels. The Bank has also implemented an approval process for new products across each of its subdivisions. This process is designed to ensure that each subdivision is prepared to incorporate the new product into its procedures, that every risk is considered before the product is incorporated and that approval is obtained from the Board of Directors before the new product can be sold.

Market risks arising from trading instruments are measured at the Bank using two different Value at Risk (VaR) methodologies: the standard methodology required by the Superintendence of Finance (SFC), and the internal methodology of historical simulation. The standard methodology is established by “Chapter XXI of the Basic Accounting Circular”, based on the model recommended by the Amendment to the Capital Accord to Incorporate Market Risks of Basel Committee of 2005. The internal methodology of historical simulation uses a confidence level of 99%, a holding period of 10 days, and a time frame of one year or at least 250 days from the reference date of the VaR calculation is used, obtained from the reference date of calculating the VaR. The standard methodology is used to report the market risk exposure to the Financial Superintendency and is also used to measure the capital requirements for the Bank, therefore the analysis below is based on information obtain from this model.

The Bank’s VaR limits structure for trading activities, is sufficiently granular to conduct an effective control of the various types of market risk factors on which an exposure is held. It ensures that the market risk is not concentrated in certain asset classes and maximizes the portfolio diversification effect. These limits are defined by companies, products or by risk takers. The majority of the limits are based on the maximum VaR values to which a certain portfolio can be exposed, nevertheless, loss triggers, stop loss and sensitivity warning levels are also set, especially in the derivatives portfolios. The limits are approved by the Board of Directors, and set based on factors such as tolerance for losses, capital resources and market´s complexity and volatility. They are monitored daily, and their excesses or violations are reported to the Board of Directors and the Risk Committee.

Additional measurements like stress tests are done, to identify extreme unusual situations that could cause severe losses. Stress simulations include historical events and hypothetical scenarios. Back testing or model validation technics through comparison of predicted and actual loss level are applied on a regular basis to analyse and contrast the accuracy of the VaR calculation methodology in order to confirm its reliability, and make adjustments to the models if necessary.

Within the control and monitoring processes of market risks, reports are elaborated on a daily, weekly and monthly basis. They include an analysis of the most relevant risk measures and allow for monitoring the exposure levels to market risks and to the legal and internal limits established for each one of the levels of the Bank. These reports are taken as an input for the decision-taking process in the different Committees and management of the Bank.

Market Risk Management

The following section describes the market risks to which the Bank is exposed and the tools and methodologies used to measure these risks as of December 31st, 2017. The Bank faces market risk as a consequence of its lending, trading and investments businesses.

The Bank uses a value at risk (“VaR”) calculation to limit its exposure to the market risk of its Treasury Book. The board of directors is responsible for establishing the maximum VaR based on its assessment of the appropriate level of risk for Bancolombia. The Risks Committee is responsible for establishing the maximum VaR by type of investment (e.g., fixed income in public debt) and by type of risk (e.g., currency risk). These limits are supervised on a daily basis by the Market Risk Management Office.

For managing the interest rate risk from banking activities, the Bank analyses the interest rate mismatches between its interest earning assets and its interest bearing liabilities. In addition, the foreign currency exchange rate exposures arising from the banking book are provided to the Treasury Division where these positions are aggregated and managed.

a.	Measurement of market risk of trading instruments

The Bank currently measures the treasury book exposure to market risk (including over-the-counter derivatives positions) as well as the currency risk exposure of the banking book, which is provided to the Treasury Division, using a VaR methodology established in accordance with “Chapter XXI of the Basic Accounting Circular”, issued by the SFC.

The VaR methodology established by “Chapter XXI of the Basic Accounting Circular” is based on the model recommended by the Amendment to the Capital Accord to Incorporate Market Risks of Basel Committee of 2005, which focuses on the treasury book and excludes investments classified as amortized cost which are not being given as collateral and any other investment that comprises the banking book, such as non-trading positions. In addition, the methodology aggregate all risks by the use of correlations, through an allocation system based on defined zones and bands, affected by given sensitivity factors.

The total market risk for the Bank is calculated by the arithmetical aggregation of the VaR calculated for each subsidiary. The aggregated VaR is reflected in the Bank’s Capital Adequacy (Solvency) ratio, in accordance with Decree 1771 of 2012.

For purposes of VaR calculations, a risk exposure category is any market variable that is able to influence potential changes in the portfolio value. Taking into account a given risk exposure, the VaR model assesses the maximum loss not exceeded, over a given period of time. The fluctuations in the portfolio’s VaR depend on volatility, modified duration and positions changes relating to the different instruments that are subject to market risk.

The relevant risk exposure categories for which VaR is computed by the Bank according to “Chapter XXI, Appendix 1 of the Basic Accounting Circular” are: (i) interest rate risks relating to local currency, foreign currency and UVR; (ii) currency risk; (iii) stock price risk; and (iv) fund risk.

•	Interest Rate Risk (Treasury Book)

The interest rate risk is the probability of decrease in the market value of the position due to fluctuations in market interest rates. The Bank calculates the interest rate risk for positions in local currency, foreign currency and UVR separately; in accordance with Chapter XXI of the Basic Accounting Circular issued by the SFC.

In the first instance, the interest rate risk exposure is determined by the sensitivity calculation for the net position of each instrument. This sensitivity is calculated as the net value market product, its corresponding modified duration and the estimated variation of interest rates. The possible variations in the interest rates are established by the SFC according to the historical behavior of these variables in the markets, and they are a function of the duration and currency, as seen in the following table.

Zone	Band	Modified Duration		Changes in Interest Rates (pbs)
		Lower Limit	Upper Limit	Legal Currency	UVR	Foreign Currency
Zone 1	1	0	0.08	274	274	100
	2	0.08	0.25	268	274	100
	3	0.25	0.5	259	274	100
	4	0.5	1	233	274	100
Zone 2	5	1	1.9	222	250	90
	6	1.9	2.8	222	250	80
	7	2.8	3.6	211	220	75
Zone 3	8	3.6	4.3	211	220	75
	9	4.3	5.7	172	200	70
	10	5.7	7.3	162	170	65
	11	7.3	9.3	162	170	60
	12	9.3	10.6	162	170	60
	13	10.6	12	162	170	60
	14	12	20	162	170	60
	15	20		162	170	60

Once the sensitivity factor is calculated for each position, the modified duration is then used to classify each position within its corresponding band. A net sensitivity is then calculated for each band, by determining the difference between the sum of all long-positions and the sum of all short-positions. Then a net position is calculated for each zone (which consists of a series of bands) determined by the SFC. The final step is to make adjustments within each band, across bands and within each zone, which results in a final number that is the interest rate risk VaR by currency. Each adjustment is performed following the guidelines established by the SFC.

The Bank’s exposure to interest risk primarily arises from investments in Colombian government’s treasury bonds (TES).

•	Currency (Treasury and Banking Book), Equity (Treasury Book) and Fund (Treasury Book) Risk

The VaR model uses a sensitivity factor to calculate the probability of loss due to fluctuations in the price of stocks, funds and currencies in which the Bank maintains a position. As previously indicated, the methodology used in these financial statements to measure such risk consists of computing VaR, which is derived by multiplying the position by the maximum probable variation in the price of such positions (“?p”). The (“?p”) is determined by the SFC, as shown in the following table:

Currency	Sensitivity Factor(1)
United States Dollar	12.49%
Euro	11.00%
Other currencies	13.02%
Equity and Fund Risk	14.70%

(1)	Update of currency risk exposure sensitivity factors (Dollar EEUU 5.5% to 12.49%, Euro 6% to 11.00% and other currencies 8% to 13.02%).

The SFC according to historical market performance establishes the interest rate’s fluctuations and the sensitivity factors for currency, equity and fund risk used in the model.

The Circular External 027 of 2017, issued by the SFC, increased currency sensitivity factors since December 1st, 2017

•	Total Market Risk VaR

The total market risk VaR is calculated as the algebraic sum of the interest rate risk, the currency risk, the stock price risk and the fund risk, which are calculated as the algebraic sum of the Parent Company and each of its subsidiaries’ exposure to these risks.

The total market risk VaR, had a 51.00% surge going from COP 721 billion in December 31st, 2016 to COP 1,086 billion as of December 31st, 2017, due mainly to increase in the exposure to currency risk, as a consequence of an increase of the 27.39% in the net position in US. dollars in Bancolombia.

The following table presents the total change on market risk and every risk factor.

December 2017
In millions of COP
Factor	December 31	Average	Maximum	Minimum
Interest Rate	283,548	289,811	303,876	269,572
Exchange Rate	559,362	488,395	883,924	330,108
Share Price	70,758	76,632	84,059	70,758
Collective Portfolios	173,236	156,335	174,373	34,558
Total Value at Risk	1,086,904	1,011,173	1,406,154	877,348

December 2016 (1)
In millions of COP
Factor	December 31	Average	Maximum	Minimum
Interest Rate	251,904	266,447	308,534	238,625
Exchange Rate	247,047	331,528	393,365	247,047
Share Price	61,120	61,811	76,438	55,264
Collective Portfolios	161,225	55,149	161,225	36,808
Total Value at Risk	721,296	714,935	827,564	627,812

(1)
An update is presented in the amount official about Total Market Risk (VaR) calculated for the period ended at December 31st, 2016; it according to a change in the exposure of factor of Collective portfolios in Bancolombia.

•	Assumptions and Limitations of VaR Models

Although VaR models represent a recognized tool for risk management, they have inherent limitations, including reliance on historical data that may not be indicative of future market conditions or trading patterns. Accordingly, VaR models should not be viewed as predictive of future results. The Bank may incur losses that could be materially in excess of the amounts indicated by the models on a particular trading day or over a period of time, and there have been instances when results have fallen outside the values generated by the Bank’s VaR models. A VaR model does not calculate the greatest possible loss. The results of these models and analysis thereof are subject to the reasonable judgment of the Bank’s risk management personnel.

b. Non-trading instruments market risk measurement

The banking book’s relevant risk exposure is interest rate risk, which is the probability of unexpected changes in net interest income as a result of a change in market interest rates. Changes in interest rates affect the Bank’s earnings because of timing differences on the reprising of the assets and liabilities. The Bank manages the interest rate risk arising from banking activities in non-trading instruments by analyzing the interest rate mismatches between its interest earning assets and its interest bearing liabilities. The foreign currency exchange rate exposures arising from the banking book are provided to the Treasury Division where these positions are aggregated and managed.

•	Interest Risk Exposure (Banking Book)

The Bank has performed a sensitivity analysis of market risk sensitive instruments estimating the impact on the net interest income of each position in the Banking Book, using a repricing model and assuming positive parallel shifts of 100 basis points (bps).

The table 1 provides information about Bancolombia’s interest rate sensitivity for the statement of financial position items comprising the Banking Book.

Table 1. Sensitivity to Interest Rate Risk of the Banking Book

The chart below provides information about Bancolombia’s interest rate risk sensitivity in local currency (COP) at December 31, 2017 and 2016:

	December 31, 2017	December 31, 2016
In millions of COP
Assets sensitivity 100 bps	692,001	614,268
Liabilities sensitivity 100 bps	361,428	366,262
Net interest income sensitivity100 bps	330,573	248,006

The chart below provides information about Bancolombia’s interest rate risk sensitivity in foreign currency (US dollars) at December 31, 2017 and 2016:

	December 31, 2017	December 31, 2016
In millions of USD
Assets sensitivity 100 bps	76	78
Liabilities sensitivity 100 bps	60	71
Net interest income sensitivity100 bps	16	7

A positive net sensitivity denotes a higher sensitivity of assets than of liabilities and implies that a rise in interest rates will positively affect the Bank´s net interest income. A negative sensitivity denotes a higher sensitivity of liabilities than of assets and implies that a rise in interest rates will negatively affect the Bank´s net interest income. In the event of a decrease in interest rates, the impacts on net interest income would be opposite to those described above.

Total Exposure:

As of December 31, 2017, the net interest income sensitivity in local currency for the banking book instruments, entered into for other than trading purposes with positive parallel shifts of 100 basis points was COP 330,573. The change in the net interest income sensitivity between 2017 and 2016 is due to the increase in the sensitivity of loans due their growth.

On the other hand, the net interest income sensitivity in foreign currency, assuming the same parallel shift of 100 basis points, was USD 15 at December 31, 2017, compared with USD 7 at December 31, 2016. The increase in net interest income sensitivity due to interest rate risk between 2017 and 2016 occurred due to the reduction in the sensitivity of the interbank borrowings, because of the decrease in their position.

Assumptions and limitations:

Net interest income sensitivity analysis is based on the repricing model and consider the following key assumptions: (a) does not consider prepayments, new operations, defaults, etc., (b); the fixed rate instruments sensitivity, includes the amounts with maturity lower than one year and assumes these will be disbursed at market interest rates and (c) changes in interest rate occur immediately and parallel in the yield curves from assets and liabilities for different maturities.

·
Structural equity risk exposure (Banking Book)

Bancolombia’s investment banking affiliate, in its role of financial corporation, holds, directly and through its affiliated companies, structural equity investments. These positions are maintained mostly in energy and financial sector. The market value of those investments increased by 29.00% during the year, to COP146 billion as of December 31, 2017 from COP114 billion as of December 31, 2016, because of the increase in the market value of the investments in the financial sector.

The structural equity positions are exposed to equity price risk. Sensitivity calculations are made for those positions:

Table 2. Share Price Sensitivity

	December 31, 2017	December 31, 2016
Fair Value	146,667	113,835
Delta	14.70%	14.70%
Sensitivity	21,560	16,734

A negative impact of 14.70%, applied to the market value, produces a decrease of COP 21 billion on the structural equity investments market value, which would decrease from COP 146 billion to COP125 billion.

31.3 Liquidity risk

Liquidity risk is defined as the inability of a financial firm to meet its debt obligations without incurring unacceptably large losses. Thus, funding liquidity risk is the risk that a firm will not be able to meet its current and future cash flow and collateral needs, both expected and unexpected, without materially affecting its daily operations or overall financial condition. The Bank is sensitive to funding liquidity risk since debt maturity transformation is one of its key business areas.

At the Bank, liquidity prevails over any objective of growth or revenue. Managing liquidity has always been a fundamental pillar of its business strategy, together with capital, in supporting its balance sheet strength.

The Bank’s liquidity management model promotes the autonomy of subsidiaries, which must be self-sufficient in their structural funding. Each subsidiary is responsible for meeting the liquidity needs of its current and future activity, within a framework of management coordination at the Bank level. The metrics used to control liquidity risk are developed based on common and homogeneous concepts, but analysis and adaptation are made by each subsidiary.

In line with best governance practices, the Bank has established a clear division of function between executing liquidity management, responsibility of the Asset and Liability Division, and their monitoring and control, responsibility of the Market and Liquidity Risks Management Office.

The different authorities of senior management define the policies and guidelines for managing liquidity risk. These authorities are the Board of Directors, the Risk Committee, and senior management of the Parent Company, which set the risk appetite and define the financial strategy. The ALCO committees (asset and liability committee) define the objective positioning of liquidity and the strategies that ensure the funding needs derived from businesses. The ALM division (Asset and liability management) and the Market and Liquidity Risks Management Office support the mentioned committees, which elaborate analysis and management proposals, and control compliance with the limits established.

Liquidity Risks Management Office is responsible for proposing the minimum amount of the liquidity reserve, the policies of the liquidity portfolio, defining premises and metrics in order to model the behaviour of the cash flows, proposing and monitoring liquidity limits in line with the Bank's risk appetite, simulating stress scenarios, evaluating and reporting the risks inherent to new products and operations; and submitting the reports required by the internal authorities for decision-making, as well as by regulators. All of the above activities are verified and evaluated by the Internal Audit.

The measures to control liquidity risk include maintaining a portfolio of high liquid assets, and the definition of triggers and liquidity limits, which enable evaluating the level of exposure of each one of the entities in a proactive way.

The methodologies used to control liquidity risk include the liquidity gaps and stress scenarios. The liquidity gaps measure the mismatches of assets, liabilities and off-balance sheet position´s cash flows, separately for local currency and foreign currency. Regulatory metrics are also applied, in which the contractual maturities are used; and internal models in which the cash flows are adjusted by different ratios, to reflect a more accurate behaviour.

Each subsidiary creates their liquidity gap according to the characteristics of their business and they tackle them through the different financing resources they have available. The recurrence of the businesses that are going to be financed, the stability of the financing sources, and the ability of the assets to become liquid are the fundamental factors that are taken into account in the definition of this metric. In practice, and given the different behaviours of a same item in the Bank’s subsidiaries, there are common standards and methodologies to homogenize the construction of liquidity risk profiles for each unit so they can be presented in a comparable way to the Bank's Senior Management.

Periodically, a validation of the policies, limits, processes, methodologies and tools to evaluate liquidity risk exposure is performet, in order to establish its pertinence and functionality, and to carry out the necessary adjustments. The Market and Liquidity Risks Management Office elaborate reports daily, weekly and monthly basis in order to monitor the exposure levels and the limits and triggers set up, and to support the decision-making process.

Each subsidiary has its own liquidity contingency plan, which is tested annually. These contingency plans procure the optimization of different funding sources, including obtaining additional funding from the Parent Company.

Liquidity risk management

The Bank’s Board of Directors sets the strategy for managing liquidity risk and delegates responsibility for oversight of the implementation of this policy to ALCO committee that approves the Bank’s liquidity policies and procedures. The Treasury Division manages the Bank’s liquidity position on a day-to-day basis and reviews daily reports covering the liquidity position. A summary report, including any exceptions and remedial action taken, is submitted regularly to Risk Committee and ALCO committees.

a.	Liquidity risk exposure:

In order to estimate liquidity risk, the Bank measure a liquidity coverage ratio to ensure holding liquid assets sufficient to cover potential net cash outflows over 30 day. This indicator allows the Bank to meet liquidity coverage for the next month. The liquidity coverage ratio is presented as follows:

Liquidity Coverage Ratio	December 31, 2017	December 31, 2016
Net cash outflows into 30 days*	5,122,512	6,726,831
Liquid Assets	24,374,356	26,224,217
Liquidity coverage ratio	475.83%	389.85%

*Net cash outflows into 30 days: (Interbank borrowings, Financial assets investments, Loans and advances to customers, Derivative financial instruments), minus 30 days contractual maturities of liabilities. Demand deposit Time deposits, Interbank deposits Borrowings from other financial institutions Debt securities, Derivative financial instruments.

b.	Liquid Assets

One of the main guidelines of the Bank is to maintain a solid liquidity position, therefore, the ALCO Committee, has established a minimum level of liquid assets, based on the funding needs of each subsidiary, to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when they are due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Bank’s reputation.

The following table shows the liquid assets held by Bank´s:

Liquid Assets(1)	December 31, 2017	December 31, 2016
High quality liquid assets*
Cash	14,793,855	15,821,823
High quality liquid securities	7,963,343	7,844,716
Other Liquid Assets
Other securities**	1,617,158	2,557,679
Total Liquid Assets	24,374,356	26,224,218

(1)
Feature possesses the high liquidity available in all cases, and those liquid assets received by the Central Bank for its operations expansion and monetary contraction. Liquid assets are adjusted by a haircut. The following are considered as liquid assets: cash, repos held for trading and investments held for trading in listed shares in Colombia’s stock exchange, in investment funds units or in other trading debt securities.

*High-quality liquid assets: cash  and shares that are eligible to be reportable or repo operations, in addition to those liquid assets that the Central Bank receives for its monetary expansion and contraction operations described in paragraph 3.1.1 of the Foreign Regulatory Circular DODM-142 of the Bank of the Republic.

**Other Securities: Securities issued by financial and corporate entities.

c.	Contractual maturities of financial assets

The tables below set out the remaining contractual maturities of principal and interest balances of the Group’s financial assets:

Contractual maturities of financial assets December 31, 2017

Financial Assets	0 - 1 Year	1- 3 Years	3- 5 Years	More than 5 years
Cash and balances with central bank	15,542,195	-	-	-
Interbank borrowings - Repurchase agreements	2,805,467	-	-	-
Financial assets investments	6,706,487	5,258,546	3,107,856	1,931,710
Loans and advances to customers	54,997,084	50,519,957	29,659,278	50,569,611
Derivative financial instruments	804,392	176,490	405,710	233,762
Total financial assets	80,855,625	55,954,993	33,172,844	52,735,083

Contractual maturities of financial assets December 31, 2016

Financial Assets	0 - 1 Year	1- 3 Years	3- 5 Years	More than 5 years
Cash and balances with central bank	16,216,907	-	-	-
Interbank borrowings - Repurchase agreements	4,475,341	-	-	-
Financial assets investments	5,438,351	3,805,890	2,025,553	2,016,014
Loans and advances to customers	55,098,988	48,180,287	27,881,140	49,141,494
Derivative financial instruments	1,437,057	274,065	202,543	533,265
Total financial assets	82,666,644	52,260,242	30,109,236	51,690,773

d.	Contractual maturities of financial liabilities

The tables below set out the remaining contractual maturities of principal and interest balances of the Bank’s financial liabilities:

Contractual maturities of financial liabilities December 31, 2017

Financial Liabilities	0 - 1 Year	1- 3 Years	3- 5 Years	More than 5 years
Demand deposit from customers	77,997,629	-	-	-
Time deposits from customers	37,755,690	12,085,796	6,053,016	2,134,245
Interbank deposits-Repurchase agreements	3,861,258	524,880	-	-
Borrowings from other financial institutions	8,709,585	2,824,456	1,379,194	1,961,015
Debt securities in issue	3,210,313	5,676,708	8,460,302	8,050,023
Derivative financial instruments	670,817	117,485	383,380	229,804
Total financial liabilities	132,205,292	21,229,325	16,275,892	12,375,087

Contractual maturities of financial liabilities December 31, 2016

Financial Liabilities	0 - 1 Year	1- 3 Years	3- 5 Years	More than 5 years
Demand deposit from customers	70,136,704	-	-	-
Time deposits from customers	36,297,356	12,465,672	6,362,963	2,778,373
Interbank deposits - Repurchase agreements	2,295,020	-	-	-
Borrowings from other financial institutions	11,436,389	3,990,970	5,813,910	1,829,142
Debt securities in issue	2,965,927	4,626,491	8,380,097	9,083,988
Derivative financial instruments	1,072,980	194,556	165,462	528,894
Total financial liabilities	124,204,376	21,277,689	20,722,432	14,220,397

The expected cash flows for some financial assets and liabilities may vary significantly from their contractual maturity. The main differences are the following:

•	The demand deposits historically have maintained a tendency to remain stable.

•	The mortgages loans, in spite of having contractual maturity between 15 and 20 years, its average life is less than these terms.

e.	Financial guarantees

The tables below set out the remaining contractual maturities of the Group’s financial guarantees

December 31, 2017	0 - 1 Year	1- 3 Years	3- 5 Years	More than 5 years
Financial guarantees	5,137,205	1,224,061	149,238	191,139

December 31, 2016	0 - 1 Year	1- 3 Years	3- 5 Years	More than 5 years
Financial guarantees	4,602,250	1,228,289	367,298	146,167

31.4 Capital management

In order to cover future unexpected losses and be prepared against economic crisis, the Bank is engaged with an active capital management role. To this end, one of the main Director of Financial Control´s responsibility, is to monitor constantly the capital adequacy allocation and suggest the appropriate measures before crisis take place.

Exercises such as stress testing assessment and Internal Capital Adequacy Assessment Process (ICAAP), are run for internal and external purposes and reported to the Board of Directors and senior levels to ensure all risks are managed according to our risk appetite, policies and regulation.

Simultaneously, senior management is engaged in maintaining a balance between an adequate capital allocation and our shareholders value proposal compliance. In doing so, upcoming investment plans will be funded by capital markets and operational flows without causing negative results among our shareholders´ interests.

In accordance with the Capital Adequacy Requirements explained above (see Supervision and Regulation ITEM4 B8), financial institutions in Colombia are required to achieve a minimum solvency ratio (Basic Solvency Risk Index, Tier 1) above 4.5%, and a total solvency risk index (Tier 2) greater than or equal to 9.0%.

In spite of the above, the management has directed its efforts towards the equity strengthening as shown in table below.

	As of
	December 31, 2017	December 31 2016
	In millions of COP
Regulatory Capital and Capital Adequacy Ratios
Basic Ordinary Equity	22,221,965	19,235,519
Deductions Basic Ordinary Equity	(4,189,222)	(4,193,122)
Total Basic Ordinary Equity	18,032,743	15,042,397
Additional Equity	7,143,524	7,069,448
Total Regulatory Capital	25,176,267	22,111,845
Capital Ratios
Primary capital to risk-weighted assets (Tier I)	10.15%	9.02%
Secondary capital to risk-weighted assets (Tier II)	4.03%	4.24%
Technical capital to risk-weighted assets	14.18%	13.26%